Exhibit 10.1

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this “Agreement” or “Subscription Agreement”) between AXION INTERNATIONAL HOLDINGS, INC., a Colorado corporation having its principal offices at 180 South Street, New Providence, New Jersey 07974 (the “Company”) and the SUBSCRIBER (“Subscriber”) whose name and address are set forth on the Signature Page to this Agreement.

WHEREAS, on the terms and subject to the conditions hereinafter set forth, the Company is offering (the “Offering”) up to $1,500,000 of its 10% Convertible Preferred Stock (“10% Convertible Preferred Stock”) on a “best efforts all or none basis” and up to an additional $3,500,000 (plus an additional $500,000 to cover over-allotments, if any) of 10% Convertible Preferred Stock on a “best efforts” basis to a limited number of individuals or entities who qualify as “accredited investors” as defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (collectively, the “Investors”), at a stated value of $10.00 per share.  The 10% Convertible Preferred Stock and the shares of Company common stock issuable upon conversion are sometimes hereinafter referred to as the “Securities.”

The Company is offering the 10% Convertible Preferred Stock through European American Equities, Inc., a subsidiary of TerraNova Partners, Inc., as placement agent (the “Placement Agent”), until all of the 10% Convertible Preferred Stock is sold or the Offering period terminates, whichever occurs first. The Offering of the 10% Convertible Preferred Stock is more fully described in the Company’s Confidential Term Sheet dated January 18, 2011 (the “Term Sheet”).

WHEREAS, Subscriber (who, together with all other subscribers to 10% Convertible Preferred Stock in the Offering, are collectively referred to as “Subscribers”) desires to acquire the aggregate number of 10% Convertible Preferred Stock set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

Section 1.              Subscription for 10% Convertible Preferred Stock. On the terms and subject to the conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company, that number of 10% Convertible Preferred Stock as is set forth on the signature page hereof, for the purchase price indicated (the “Purchase Price”).  The Purchase Price is payable by check made payable to “Law Debenture Trust Company of New York, escrow agent for Axion International Holdings.” contemporaneously with the execution and delivery of this Subscription Agreement to the Company or by wire transfer to the following coordinates:

Bank:     Citibank, N.A.
ABA:     021 000 089
Name:    Law Debenture Trust Company NY
A/C:       30832457
Ref:       Axion Escrow A/C
Co: Code:          EU196
Trust Code:       129688

Check Payment & Subscription Mailing Address:

Law Debenture Trust Company of New York
Attn.: Escrow Agent - AXION INT'L ESCROW A/C
400 Madison Avenue, Suite 4D
New York, NY  10017

** Funds on deposit will remain un-invested in accordance with the Escrow Agreement.

Promptly following a closing at which all or part of Subscriber’s subscription is accepted, a 10% Convertible Preferred Stock certificate will be delivered by the Company to Subscriber.

Section 2.            Representations, Warranties and Covenants of Subscriber.  Subscriber hereby represents, warrants and covenants to the Company that:

2.1           Subscriber recognizes that the purchase of the 10% Convertible Preferred Stock involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Securities; (iii) an investor may not be able to readily liquidate its investment; (iv) transferability of the Securities is limited; and (v) Subscriber could sustain the loss of its entire investment.

2.2           Subscriber is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Subscriber is able to bear the economic risk of an investment in the 10% Convertible Preferred Stock. In addition, Subscriber has such knowledge and experience in business and financial matters, including prior investments in non-listed and non-registered securities, as is necessary in order to evaluate the merits and risks of its investment in the 10% Convertible Preferred Stock.

2.3           Subscriber has received and has carefully read and considered the Term Sheet, including, without limitation, the information set forth under “Risk Factors” in the Company Annual Report on Form 10-K and the sections of the Term Sheet describing the terms of the Offering.  In evaluating the suitability of an investment in the Company, Subscriber has not relied upon any representations or other information (whether oral or written) received from the Company, its officers, directors, agents, employees or representatives, except information set forth in this Agreement, the Term Sheet or information that is obtained from the Company in order to verify such information. Subscriber has been afforded the opportunity to ask questions of and receive answers from management of the Company concerning the terms and conditions of the Offering and to obtain such additional information as Subscriber deemed necessary in order to evaluate its investment in the 10% Convertible Preferred Stock.

2.4           Subscriber understands that its purchase of the 10% Convertible Preferred Stock may have tax consequences and that Subscriber must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities.  Subscriber has independently evaluated the merits of its decision to purchase Shares pursuant to the Transaction Documents, and Subscriber confirms that it has been afforded the opportunity to consult with Subscriber’s business, tax and/or legal counsel in making such decision and has availed itself of that opportunity to the extent deemed advisable by Subscriber.

2.5           Subscriber acknowledges that the Offering has not been reviewed, endorsed or approved by the United States Securities and Exchange Commission (the “SEC”) and that the 10% Convertible Preferred Stock is being offered without registration under the Securities Act in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and without registration under any state securities laws. Subscriber understands that a legend may be affixed to each certificate evidencing any of the Securities to the effect that the Securities have not been registered under the Securities Act or any applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof.

2.6           Subscriber is purchasing the 10% Convertible Preferred Stock for its own account for investment purposes only and not with a view to or for sale in connection with, or for purposes of, any “distribution” thereof within the meaning of Section 2(11) of the Securities Act.

2.7           Subscriber understands that the Company reserves the right to reject or limit any subscription in its sole discretion and, subject to any minimum offering requirements, to hold one or more closings of the Offering at any time.  Subscriber further understands that the Company shall not have any obligation to sell any 10% Convertible Preferred Stock in any jurisdiction in which the sale of 10% Convertible Preferred Stock would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction.

2.8           Subscriber’s address set forth on the signature page hereto is its principal residence if Subscriber is an individual or its principal business address if Subscriber is a corporation or other entity.

2.9           Subscriber is not subscribing for the 10% Convertible Preferred Stock as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or general meeting.

2.10        Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations hereunder.  This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law. The funds provided for this investment are either separate property of Subscriber, community property over which Subscriber has the right of control or are otherwise funds as to which Subscriber has the sole right of management.

2.11         There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

2.12         The execution, delivery and performance of this Subscription Agreement by Subscriber will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or on the 10% Convertible Preferred Stock.

2.13         No consent from any other person is required in order for Subscriber to execute this Agreement and perform its obligations hereunder, or such consent has been obtained and a copy has been provided to the Company.

2.14         Subscriber understands that the Company intends to pay compensation in connection with the sale of the 10% Convertible Preferred Stock to the extent described in the Term Sheet.

2.15         Subscriber has (i) not distributed or reproduced the Term Sheet, in whole or in part, at any time, without the prior written consent of the Company, and (ii) kept confidential the existence of the Offering, the Term Sheet and the information contained therein or made available in connection with any further investigation of the Company.

2.16         Subscriber’s representations and warranties contained in this Subscription Agreement do not contain any untrue statement of a material fact. Subscriber understands that the Company is relying upon the truth and accuracy of the representations, warranties and agreements of Subscriber set forth herein in making its determination that the Offering and sale of the 10% Convertible Preferred Stock is exempt from registration under the Securities Act and state securities laws.

Section 3.             Representations and Warranties of the Company.  The Company represents and warrants to Subscriber that:

3.1           The Company is a corporation duly organized, existing and in good standing under the laws of the State of Colorado and has the power and authority to conduct the business which it conducts and proposes to conduct.

3.2           The Company’s execution, delivery and performance of this Agreement, the escrow agreement and any other agreements executed and delivered by the Company pursuant to this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

3.3           No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any other person is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

3.4           The Securities have been duly authorized and, when issued in accordance with the term of this Agreement and upon payment of the agreed upon consideration therefore:

(i)            will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)           will be, duly and validly issued, fully paid and non-assessable;

(iii)          will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)          will not subject the holders thereof to personal liability by reason of being such holders; and

The Company has reserved from its duly authorized capital stock the shares of common stock issuable upon conversion of the 10% Convertible Preferred Stock.

3.5           The Company has not engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

Section 4.              Additional Agreements.

4.1           At any time following the date hereof the Company prepares and files a registration statement under the Securities Act with respect to a public offering of its equity securities or any of its securities held by its security holders (other than a registration statement on Form S-4, S-8 or similar form) the Company will include in the registration statement information as required to permit an offering of the shares of the Company’s common stock issuable upon conversion of the 10% Convertible Preferred Stock or as dividends on the 10% Convertible Preferred Stock.  The Company will bear all fees and expenses other than the fees and expenses of counsel to the holders of the 10% Convertible Preferred Stock and any commissions payable to any broker/dealer with respect to the sale of 10% Convertible Preferred Stock holder’s underlying common shares.  Notwithstanding the foregoing, if, in the written opinion of the Company’s underwriter or placement agent, if any for such offering, the inclusion of such shares when added to the securities being registered by the Company or its selling shareholders would it exceed the maximum amount of securities that could be marketed without otherwise materially adversely effecting the entire offering, the Company may reduce or exclude such shares required to be registered so that the total number of securities to be registered is the maximum of shares that, in the written opinion of the underwriter or placement agent, as the case may be, may be marketed or sold not without otherwise materially adversely effecting the entire offering or transaction.  The rights under this Section 4 shall terminate when the Subscriber may sell its shares under Rule 144 of the Securities Act without restriction.

4.2           The Company shall use its reasonable best efforts to disclose publicly “guidance” as to its projected 2011 and 2012 revenues and earnings on or before the shares of common stock underlying the 10% Convertible Preferred Stock are registered for resale or first eligible for sale pursuant to Rule 144 under the Securities Act.

Section 5.              Miscellaneous.

5.1           Any notice or other communication required, permitted or provided for hereunder (each, a “Notice”) shall be effective as between the parties only if given in writing and sent by (a) personal delivery, (b) registered or certified mail (return receipt requested); or (c) internationally recognized express delivery service, to the Company at 180 South Street, New Providence, New Jersey 07974, and to the Subscriber at his address indicated on the signature page of this Subscription Agreement.  Notice shall be deemed to have been duly given and received (i) if personally delivered, on the date of such delivery, (ii) if mailed, on the date set forth on the return receipt, or (iii) if delivered by express delivery, on the date of such delivery (as evidenced by the receipt provided to the express delivery service).  If Notice cannot be delivered because of a changed address of which no Notice was given, or the refusal to accept delivery, the Notice shall be deemed received on the date it is sent (as evidenced by the affidavit of the sender).

5.2           This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.3           Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the Company and Subscriber hereby: (a) agree that all questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof, and  (b) all legal proceedings concerning the interpretation, enforcement and defense of this Subscription Agreement shall be commenced in the Courts of the State of New York or the courts of the United States of America, in each case located in the City of New York Borough of Manhattan, and appellate courts from any thereof (the “Courts”), (c) irrevocably submit to the exclusive jurisdiction of the Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Subscription Agreement); (d) irrevocably waive and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any of such Courts, or that such suit, action or proceeding is improper; (e) irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof (nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law); and (f) irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby.

5.4           This Subscription Agreement may be executed in counterparts.  Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of 10% Convertible Preferred Stock as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

5.5           If any provision of this Subscription Agreement is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Subscription Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

5.6           No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby.  It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.7           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

5.8            The obligations of each Subscriber under any Transaction Document are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under any Transaction Document.  The decision of each Subscriber to purchase 10% Convertible Preferred Stock pursuant to the Transaction Documents has been made by such Subscriber independently of any other Subscriber.  Nothing contained herein or in any Transaction Document, and no action taken by any Subscriber pursuant thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Subscriber acknowledges that no other Subscriber has acted as agent for such Subscriber in connection with making its investment hereunder and that no Subscriber will be acting as agent of such Subscriber in connection with monitoring its investment in the 10% Convertible Preferred Stock or enforcing its rights under the Transaction Documents.  Each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each of the Subscribers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Subscribers and not because it was required or requested to do so by any Subscriber.  If Subscriber is a corporation, limited liability company, partnership, trust or two or more individuals purchasing jointly, Subscriber shall follow the specific instructions for the Certificate of Corporate, Limited Liability Company, Partnership, Trust and Joint Purchases at Page  hereof.

5.9.           Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it.  The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion.  If this subscription is rejected in whole, the Company shall return the Purchase Price to Subscriber, without interest, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby.  In the event of a partial rejection of this subscription, a proportionate amount of the Purchase Price will be returned to Subscriber, without interest.

[Remainder of Page Intentionally Blank, Signature Page Follows]

SIGNATURE PAGE FOR INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature		Signature (If 10% Convertible Preferred Stock Purchased Jointly)

Name		Name
	Please Print		Please Print

Address		Address

Telephone #		Telephone #

Fax #		Fax #

Email:		Email:

Social Security #		Social Security #

Date:		Date:

Number of Shares of 10% Convertible Preferred Stock Subscribed For: ______________

Purchase Price: __________________________

Form of joint ownership of Shares of 10% Convertible Preferred Stock (if applicable):
☐ JTTEN                      ☐ JTWROS                      ☐ JTTIC

Exact Name in which 10% Convertible Preferred Stock is to be Registered:  _______________________

Subscription Accepted:

AXION INTERNATIONAL HOLDINGS, INC.

By:

Name:

Title:

Date:

SIGNATURE PAGE FOR PARTNERSHIP, CORPORATION,
LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Name of partnership, corporation, limited liability
company or trust

By:	Federal Tax ID Number

Name:

Title:	State of Organization

Address:

Telephone:

Fax:

Email:

Date:

Number of Shares of 10% Convertible Preferred Stock Subscribed For: _______________

Purchase Price: __________________________

Exact Name in which 10% Convertible Preferred Stock is to be Registered:  ______________________________

Subscription Accepted:

AXION INTERNATIONAL HOLDINGS, INC.

By:

Name:

Title:

Date:

SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST AND JOINT PURCHASERS

If Subscriber is a corporation, partnership, limited liability company, trust, or other entity or joint purchaser, the following additional instructions must be followed.  INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

1.           Certificate.  Subscriber must date and sign the Certificate below, and, if requested by the Company, Subscriber may also be required to provide a copy of (a) the corporation’s articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, (c) the limited liability company’s certificate of formation or articles of organization, as applicable, and limited liability company agreement, operating agreement or similar agreement governing the rights and obligations of the members of the limited liability company, or (d) the trust agreement, as applicable.

2.           Subscription Agreement.

(a)           Corporations.  An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation.  The officer should print the name of the corporation above his signature, and print his name and office below his signature.

(b)           Partnerships.  An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership.  The partner should print the name of the partnership above his signature, and print his name and the words “general partner” below his signature.

(c)           Limited Liability Companies.  An authorized member or manager must date, sign, and complete the Subscription Agreement with information concerning the limited liability company.  The member or manager should print the name of the limited liability company above his signature, and print his name and the word “member” or “manager” below his signature.

(d)           Trusts.  In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust.  The trustee should print the name of the trust above his signature, and print his name and the word “trustee” below his signature.  In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

(e)           Joint Ownership.  In all cases, each individual must date, sign, and complete the Subscription Agreement.  Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement signature page.

CERTIFICATE FOR CORPORATE, PARTNERSHIP,
LIMITED LIABILITY COMPANY, TRUST, AND JOINT SUBSCRIBERS

If Subscriber is a corporation, partnership, limited liability company, trust, joint purchaser, or other entity, an authorized officer, partner, member, manager or trustee must complete, date and sign this Certificate.

CERTIFICATE

I hereby certify that:

1.           Subscriber has been duly formed is validly and existing and has full power and authority to purchase the 10% Convertible Preferred Stock and make an investment in Axion International Holdings, Inc.

2.                      The Subscription Agreement has been duly and validly authorized, executed, and delivered by Subscriber and constitutes the valid, binding, and enforceable obligation of Subscriber.

Date:
Name of corporation, partnership, limited liability company, trust or joint purchases (please print)

Signature and title of authorized officer, partner, member, manager, trustee, or joint purchaser

ACCREDITED INVESTOR PROSPECTIVE PARTICIPANT QUESTIONNAIRE

**ALL INFORMATION WILL BE HELD IN STRICTEST CONFIDENCE**

INSTRUCTIONS TO THE PROSPECTIVE INVESTOR: This Questionnaire is being sent to each prospective participant that has indicated an interest in purchasing shares of 10% Convertible Preferred Stock of Axion International Holdings, Inc. (the “Company”). The purpose of this Questionnaire is to assure the Company that each prospective subscriber to its 10% Convertible Preferred Stock (“Subscriber”) will meet the standards imposed by Regulation D, promulgated under the Securities Act of 1933, as amended, and similar exemptions provided by the applicable state securities laws and regulations promulgated there under (the “Securities Laws”), since the shares of 10% Convertible Preferred Stock will not be registered. Each subscriber must complete the following Questionnaire.

The information provided will be used to determine whether the prospective purchaser’s Subscription Agreement to purchase shares of 10% Convertible Preferred Stock will be accepted by the Company in light of the requirements of Securities Laws. In subscribing for shares of 10% Convertible Preferred Stock and furnishing the information requested in this Questionnaire, the Subscriber understands that the Company will rely on the information provided herein for purposes of such determinations. The Subscriber understands that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against the Subscriber for damages.

The information provided herein by Subscribers will be kept confidential. However, by signing this Questionnaire, the Subscriber agrees that the Company may present the completed document to such parties as it deems appropriate if called upon to establish the availability under any Securities Laws.

In accordance with the foregoing, the following representations are hereby made and the following information is furnished by the undersigned subscriber.

PART A. GENERAL INFORMATION

NAME(S) OF PROSPECTIVE SUBSCRIBER:

Social Security Number or Tax I.D. No.:

PART B. INVESTOR INFORMATION

1.	If the prospective Participant is an individual:

(a)	Do you have an individual net worth, or joint net worth with your spouse (exclusive of your principal residence) in excess of $1,000,000?

Yes _______    No _______

(b)	(i)	Did you have individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 for each of those years?

Yes _______    No _______

(ii)           Do you anticipate for this tax year having individual income in excess of $200,000, or joint income with your spouse in excess of $300,000?

Yes _______    No _______

2.	If the prospective Participant is a corporation, partnership, limited liability company, trust or other entity:

(a)	Is the entity an accredited investor within the meaning of Regulation D of the Securities Act?

Yes _______    No _______

(b)
Does the entity, by reason of its own, or of its management’s business or financial experience, have the capacity to protect its own interests in connection with an investment in the 10% Convertible Preferred Stock?

Yes _______    No _______

(c)
Does the entity have substantial experience in evaluating and investing in private placement transactions of securities in entities similar to the Company so that it is capable of evaluating the merits and risks of its investment in the 10% Convertible Preferred Stock?

Yes _______    No _______

I REPRESENT THAT THE ABOVE INFORMATION IS CORRECT. I HEREBY AUTHORIZE THE COMPANY TO VERIFY SUCH INFORMATION WITH MY ATTORNEY, BANKER, ACCOUNTANT OR OTHER ADVISORS(S).

Date:
Subscriber’s Signature

Subscriber’s Signature